UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 22, 2006

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas		75270
(Address of principal executive offices)		(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 22, 2006, local trade media in the United Kingdom reported that a member of the management team at Blockbuster Inc.’s Gamestation business in the United Kingdom indicated to the local media that Gamestation expects to open additional stores in 2007 and that Blockbuster has decided not to divest its Gamestation business. Blockbuster has previously publicly announced that, as part of its review of its asset portfolio, Blockbuster is exploring the divestiture of non-core assets and some of its remaining international operations. Blockbuster believes it is appropriate to reiterate its previous disclosure that Blockbuster continues to explore the divestiture of non-core assets and some of its remaining international operations. Pending Blockbuster’s determination regarding any such divestitures, Blockbuster expects that its international operations will continue to be operated according to their business plans, which, in the case of Gamestation’s business plan for next year, currently calls for the investment in a significant number of new Gamestation stores during 2007.

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements relating to matters such as Blockbuster’s asset portfolio review, its consideration of the possible divestiture of some of its remaining international operations and certain business plans for its Gamestation business. These forward-looking statements are not guarantees of future performance or outcomes and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Business plans are subject to change depending on market conditions, available resources and a variety of other factors and any divestitures would be subject to many contingencies, some of which are not within Blockbuster’s control. These contingencies include, for example, interest of any potential purchasers, Blockbuster’s ability to negotiate and enter into a definitive agreement with any purchaser upon acceptable terms, any required regulatory or other consents or approvals, the satisfaction of any closing conditions that may be included in any definitive agreement, unanticipated developments in Blockbuster’s business or industry, and other factors as described in Blockbuster’s filings with the Securities and Exchange Commission, including the factors discussed under the heading “Risk Factors” in Blockbuster’s Form 10-K for the year ended December 31, 2005 and under the heading “Disclosure Regarding Forward-Looking Information” in Blockbuster’s Form 10-Q for the quarter ended June 30, 2006. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this report are made only as of the date hereof and Blockbuster undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: September 22, 2006	By:	/s/ Bryan J. Pechersky
Bryan J. Pechersky Vice President and Secretary